2022 Third Quarter Results Earnings Presentation

2 Presenters Michael Sacks Chairman and Chief Executive Officer Jonathan Levin President Pamela Bentley Chief Financial Officer Stacie Selinger Head of Investor Relations

Third Quarter 2022 Results

- Third quarter 2022 fundraising of **$2.9 billion**
- **Private Markets FPAUM increased 14% over prior year and YTD Private Markets management fees increased 16% over prior year**
- GCM Grosvenor's Board of Directors approved increasing dividend to $0.11 per share payable on December 15, 2022 to shareholders on record December 1, 2022
- GCM Grosvenor repurchased $13.9 million of Class A common stock during the quarter. $26.4 million remained in the approved share and warrant repurchase program as of September 30, 2022
- In November 2022, GCM Grosvenor's Board of Directors increased the firm's existing stock repurchase authorization by $25 million, from $65 million to $90 million

$ billion	September 30, 2021	September 30, 2022	% Change vs Q3 21
AUM	$ 70.5	$ 72.6	3 %
FPAUM	56.6	58.1	3 %
Private Markets FPAUM	31.1	35.5	14 %
Absolute Return Strategies FPAUM	25.5	22.6	(12)%
CNYFPAUM	7.9	8.0	2 %

$ million	Three Months Ended September 30, 2022	% Change vs Q3 21	Nine Months Ended September 30, 2022	% Change vs Q3 YTD 21
GAAP Revenue	$ 137.2	16 %	$ 346.7	2 %
GAAP net income attributable to GCM Grosvenor Inc.	3.1	(24)%	15.4	113 %
Fee-Related Revenue[1]	88.6	2 %	270.8	7 %
Private Markets Management Fees[2]	49.3	13 %	146.6	16 %
Absolute Return Strategies Management Fees[3]	38.3	(9)%	121.1	(1)%
Fee-Related Earnings	31.4	1 %	95.6	14 %
Adjusted EBITDA	41.4	10 %	113.8	15 %
Adjusted Net Income[4]	26.6	11 %	72.4	17 %

1-4. See Notes towards the end of the document.

GCM GROSVENOR
3

YTD 2022 Growth Drivers and Results Strong, Diversified Fundraising 14% YoY Growth in Private Markets FPAUM $6.3b YTD Fundraising YTD Fundraising Diversified by Channel and Geography Private Markets FPAUM and Fee Growth $2.9b Q3 2022 Fundraising 16% YTD Growth in Private Markets Management Fees 61% Private Markets % of Total FPAUM YTD Earnings Growth 14% YTD Growth in Fee- Related Earnings 15% YTD Growth in Adjusted EBITDA 17% YTD Growth in Adjusted Net Income 4

Q3 2020 39% Private Markets Experiencing Strong Growth and Mix Shift FPAUM Has Shifted Towards Private Markets... 5 $27.1 $31.1 $35.5 Q3 2020 Q3 2021 Q3 2022 $38.6 $43.6 $49.3 Q3 2020 Q3 2021 Q3 2022 Private Markets Management Fees (mm) ...And Private Markets Management Fee Earnings Power Has Grown Private Markets FPAUM (bn) Q3 2022 48% % of Private Markets AUM in Secondaries, Co-Investments and Direct Investments 13% CAGR Q3 2020 54% Q3 2022 61% Private Markets % of Total FPAUM 14% CAGR

$2.1 $2.0 $1.4 $0.5 $0.3 0.3 0.7 0.1 0.2 0.6 1.1 — 0.1 0.3 1.2 0.2 1.3 0.2 — Q1 2022 Q2 2022 Q3 2022 Private Equity Infrastructure Real Estate Absolute Return Strategies Opportunistic 6 Fund Strategy Closed in Q3 22 ($mm) Closed through Q3 22 ($mm) Forecasted Next / First Closing Final Close GSF III PE Secondaries $46 $912 4Q 2022 Late 2022 CIS III Diversified Infrastructure $23 $566 4Q 2022 Mid 2023 MAC III Multi-Asset Class $10 $739 4Q 2022 Late 2023 GCF III PE Co-Investments $— $185 4Q 2022 Mid 2024 LIF II Labor Impact Infrastructure $— $— 1H 2023 2024+ Fundraising: Year-to-Date Through Q3 2022 $2.9 billion Q3 2022 Capital Raised $6.3 billion YTD Capital Raised YTD Fundraising By Strategy $ billion

$ billion 7 Third Quarter 2022 Fundraising Private Markets $2.9 0.2 2.7 Q3 2022 Absolute Return Strategies Absolute Return Strategies, 6% Private Equity Infrastructure, 7% Real Estate, 43% Specialized Funds, 4% Customized Separate Accounts, 96% Americas, 96% EMEA, 1% APAC, 3% Pension, 83% Corporation, 1% Retail/Non- Institutional, 7% Other, 7% Financial Institutions, 2% By Channel By Structure By Geography By Strategy , 44%

$ billion 8 Year-to-Date 2022 Fundraising Private Markets $6.3 0.5 5.8 Q3 YTD 2022 Absolute Return Strategies Absolute Return Strategies, 8% Opportunistic, 6% Private Equity, 34% Infrastructure, 31% Real Estate, 21% Specialized Funds, 16% Customized Separate Accounts, 84% Americas, 71% EMEA, 5% APAC, 24% Pension, 67% Government / Sovereign, 6% Corporation, 6% Retail/Non- Institutional, 8% Insurance, 7% Other, 3% Financial Institutions, 3% By Strategy By Channel By Structure By Geography

$86.6 $88.6 43.6 49.3 41.9 38.3 1.1 1.0 Private Markets Absolute Return Strategies Administrative fees and other operating income Q3 21 Q3 22 $37.6 $41.4 Q3 21 Q3 22 $23.8 $26.6 23.8 26.6 Q3 21 Q3 22 9 10% $31.0 $31.4 31.0 31.4 Q3 21 Q3 22 1% 11% $ million Q3 2022 Summary Adjusted Net Income Fee-Related Earnings Adjusted EBITDA Fee-Related Revenue5 5. Excludes fund reimbursement revenue of $2.3 million and $3.1 million for the three months ended September 30, 2021 and September 30, 2022, respectively. (9)% 13% 2%

$62.0 $72.4 62.0 72.4 Q3 YTD 21 Q3 YTD 22 $83.6 $95.6 83.6 95.6 Q3 YTD 21 Q3 YTD 22 $98.5 $113.8 98.5 113.8 Q3 YTD 21 Q3 YTD 22 10 15% 17% 14% $ million YTD 2022 Summary $254.2 $270.8 126.4 146.6 122.5 121.1 5.4 3.1 Private Markets Absolute Return Strategies Administrative fees and other operating income Q3 YTD 21 Q3 YTD 22 Adjusted Net Income Fee-Related Earnings Adjusted EBITDA Fee-Related Revenue6 6. Excludes fund reimbursement revenue of $7.2 million and $8.0 million for the nine months ended September 30, 2021 and September 30, 2022, respectively. 7% (1)% 16%

$43.9 $49.1 31.1 35.5 7.8 8.0 4.9 5.6 Q3 2021 Q3 2022 $70.5 $72.6 56.6 58.1 7.9 8.0 5.9 6.5 Q3 2021 Q3 2022 CNYFPAUM Fees Charged on Scheduled Ramp-in $3.6 0.4 1.3 1.9 Remainder of 2022 2023 2024+ $26.6 $23.5 25.5 22.6 0.1 0 1.0 0.9 Q3 2021 Q3 2022 FPAUM Contracted not yet FPAUM ("CNYFPAUM") Other7 7. Includes mark to market, insider capital and non fee-paying AUM. Fees Charged on Invested Capital $4.4 $ billion Private Markets AUM Absolute Return Strategies AUM Total AUM Assets Under Management 11 12% 3% (12)%

297 351 434 420 Unrealized Carried Interest - Firm Share Unrealized Carried Interest - Non-Firm Share Q3 21 Q3 22 42 87 222134 108 178 Firm Share of Carried Interest by Vintage Year 2013 or Earlier 2014-2016 2017+ Highly Diversified Incentive Fee Opportunity Unrealized Carried Interest by Vintage Year9 8-10. See Notes towards the end of the document. 12 18% YoY Growth in Firm Share 5% YoY Growth in Unrealized Carry 8 • Annual Performance Fees: $29 million annual run-rate performance fee opportunity10, from 52 programs • Carried Interest: 135 programs in unrealized carried interest $ million 46% Firm Share41% Firm Share 45% Firm Share 55% Firm Share 24% Firm Share Firm Share of Carried Interest9 8

Key 2022 and Long-Term Growth Drivers

❶ Scale Core Capabilities

Grow with Existing Clients

88%+
Of clients have added capital in last 3 years[12]

50%+
Of top clients are invested in more than 1 vertical[13]

Scale Specialized Funds

$19b
AUM

Compound Capital

Approximately
92%
Private Markets Re-Up Rate[14]

Growth of Absolute Return Strategies FPAUM From Compounding

❷ New Channel Expansion[15]

Non-institutional / Retail

LTM Flows **9%** > AUM **6%**

Insurance Solutions

LTM Flows **14%** > AUM **3%**

International Geographies

LTM Flows
31%

❸ High-Growth Strategies

Private Markets Secondaries/Co-Invest/Direct

$24b
AUM

↑ **23%**
YoY Increase

ESG / Impact[11]

$20b
AUM

↑ **25%**
YoY Increase

Infrastructure & Real Estate

↑ **22%**
YoY Increase in Infrastructure AUM

↑ **43%**
YoY Increase in Real Estate AUM

11-15. See Notes towards the end of the document.

GCM GROSVENOR

13

16. Reflects GAAP cash including $47 million of cash held at consolidated carry plan entities. 17. Represents firm share of Net Asset Value as of September 30, 2022. 18. Debt principal at pricing of L+250bps as of September 30, 2022, subject to a LIBOR floor of 50bps. 19. Excludes all outstanding letters of credit. 20. Warrants strike at $11.50 and are subject to early redemption or exercise at $18.00 per share. 14 • In accordance with the firm's $65 million stock repurchase authorization, GCM Grosvenor repurchased $13.9 million of Class A common stock during the quarter ◦ $26.4 million remained in the approved share and warrant repurchase program as of September 30, 2022 • In November 2022, GCM Grosvenor's Board of Directors increased the firm's existing share repurchase authorization by $25 million, from $65 million to $90 million Key Cash, Investment and Debt Metrics as of 9/30/22 ($mm) Cash and Cash Equivalents16 $ 102 Investments17 153 Cash and Investments 255 Unrealized Carried Interest17 351 Cash, Investments and Unrealized Carried Interest17 606 Debt18 394 Drawn Revolving Credit Facility ($48.2 million available)19 0 Summary of Ownership as of 9/30/22 (mm) Shares % Management Owned Shares 144.2 77 % Publicly Traded Shares 42.5 23 % Total Shares 186.7 100 % Warrants Outstanding20 17.7 Other Key Items

15 Three Months Ended Nine Months Ended $000, except per share amounts and where otherwise noted Sep 30, 2021 Sep 30, 2022 Sep 30, 2021 Sep 30, 2022 Revenues Management fees $ 87,796 $ 90,715 $ 256,015 $ 275,655 Incentive fees 29,178 45,467 79,619 67,964 Other operating income 1,101 1,032 5,363 3,083 Total operating revenues 118,075 137,214 340,997 346,702 Expenses Employee compensation and benefits 72,867 86,502 232,054 213,836 General, administrative and other 20,131 21,982 66,314 66,333 Total operating expenses 92,998 108,484 298,368 280,169 Operating income 25,077 28,730 42,629 66,533 Investment income (loss) 13,732 (2,276) 40,239 7,387 Interest expense (5,432) (5,797) (14,486) (16,672) Other income 1,329 87 2,385 88 Change in fair value of warrant liabilities (9,550) (3,790) (2,231) 17,872 Net other income (expense) 79 (11,776) 25,907 8,675 Income before income taxes 25,156 16,954 68,536 75,208 Provision for income taxes 2,450 2,789 3,991 7,133 Net income 22,706 14,165 64,545 68,075 Less: Net income attributable to redeemable noncontrolling interest — — 19,827 — Less: Net income attributable to noncontrolling interests in subsidiaries 10,142 1,719 30,439 7,399 Less: Net income attributable to noncontrolling interests in GCMH 8,508 9,347 7,020 45,246 Net income attributable to GCM Grosvenor Inc. $ 4,056 $ 3,099 $ 7,259 $ 15,430 Earnings per share of Class A common stock: Basic $ 0.09 $ 0.07 $ 0.17 $ 0.35 Diluted $ 0.03 $ 0.02 $ 0.03 $ 0.23 Weighted average shares of Class A common stock outstanding: Basic (in millions) 44.4 43.5 43.7 44.4 Diluted (in millions) 188.9 187.9 188.1 189.0 GAAP Statements of Income

Summary of Non-GAAP Financial Measures[21]

$000, except per share amounts and where otherwise noted	Three Months Ended Sep 30, 2021	Three Months Ended Sep 30, 2022	Nine Months Ended Sep 30, 2021	Nine Months Ended Sep 30, 2022
Adjusted EBITDA				
Revenues				
Private markets strategies	$ 43,643	$ 49,347	$ 126,376	$ 146,582
Absolute return strategies	41,878	38,253	122,450	121,087
Management fees, net[22]	85,521	87,600	248,826	267,669
Administrative fees and other operating income	1,101	1,032	5,363	3,083
Fee-Related Revenue	**86,622**	**88,632**	**254,189**	**270,752**
Less:				
Cash-based employee compensation and benefits, net[23]	(39,200)	(39,412)	(120,647)	(120,795)
General, administrative and other, net[24]	(16,452)	(17,853)	(49,923)	(54,320)
Fee-Related Earnings	**30,970**	**31,367**	**83,619**	**95,637**
Fee-Related Earnings Margin	***36%***	***35%***	***33 %***	***35 %***
Incentive fees:				
Performance fees	316	1,006	9,320	2,324
Carried interest	28,862	44,461	70,299	65,640
Incentive fee related compensation and NCI:				
Cash-based incentive fee related compensation	(3,380)	(7,367)	(6,081)	(10,180)
Carried interest compensation, net[25]	(17,022)	(25,468)	(42,492)	(37,751)
Carried interest attributable to noncontrolling interests	(3,187)	(3,627)	(18,178)	(7,148)
Realized investment income, net of amount attributable to noncontrolling interests in subsidiaries[26]	629	526	629	3,983
Interest income	4	131	15	176
Other (income) expense	21	(44)	85	(88)
Depreciation	408	382	1,288	1,176
Adjusted EBITDA	**37,621**	**41,367**	**98,504**	**113,769**
Adjusted EBITDA Margin	***32%***	***31%***	***30 %***	***34 %***
Adjusted Net Income Per Share				
Adjusted EBITDA	**37,621**	**41,367**	**98,504**	**113,769**
Depreciation	(408)	(382)	(1,288)	(1,176)
Interest expense	(5,432)	(5,797)	(14,486)	(16,672)
Adjusted Pre-Tax Income	**31,781**	**35,188**	**82,730**	**95,921**
Adjusted income taxes[27]	(7,945)	(8,621)	(20,682)	(23,501)
Adjusted Net Income	**23,836**	**26,567**	**62,048**	**72,420**
Adjusted shares outstanding (in millions)	188.9	187.9	189.1	189.0
Adjusted Net Income per Share - diluted	**$ 0.13**	**$ 0.14**	**$ 0.33**	**$ 0.38**

21, 23-27. See Notes towards the end of the document.

22. Excludes fund reimbursement revenue of $2.3 million and $3.1 million for the three months ended September 30, 2021 and September 30, 2022, respectively, and $7.2 million and $8.0 million for the nine months ended September 30, 2021 and September 30, 2022, respectively.

GCM GROSVENOR

16

Appendix

50+ Years of Alternative Asset Management Investing 18 Primary Direct Secondary Co- Invest Real Estate $5.3bn Absolute Return $23.5bn Private Equity $28.2bn ESG / Impact $20.2bn Alternative Credit $13.5bn Infrastructure $10.5bn 28-29. See Notes towards the end of the document. $73bn Assets under Management 29 1971 First year of investing 74% of AUM in customized separate accounts 532 Employees28 168 Investment professionals

One Platform That Spans the Alternatives Investing Universe Multiple Implementation Options Co-Investments Custom Structures Direct Investments Primary Investments Secondaries Seeding Real Estate Absolute Return Strategies Private Equity Infrastructure Credit ESG and Impact Our Strategic Advantage is Our Breadth and Flexibility Private Markets Across All Strategies 19 $73bn Assets under Management29 29. See Notes towards the end of the document. 19

Flexible Delivery Formats Fuel Client Extension Opportunities • 74% of AUM • Specifically tailored program to client objectives and constraints • Extension of staff • Provide value-add ancillary services, including administering capital, on behalf of certain of our clients • Evergreen and closed-ended options • Approximately 92% re-up success14 • 26% of AUM • Turnkey solution • Across investment strategies • Lower required investment to access • Risk return objectives and fund strategy developed by GCMG to meet the market’s needs • Evergreen and closed-ended options • 13 years average client tenure across top 25 clients by AUM • 88%+ of top clients added capital in last 3 years12 • 50%+ of top clients are invested in more than one vertical13 • Proven success extending client relationships into new strategies and investment types 12-14. See Notes towards the end of the document. 20

21 Note: AUM as of September 30, 2022. Management fees for the twelve months ended September 30, 2022. 30. Institutional clients as of June 30, 2022. Strong Value Proposition Attracts Tenured and Diversified Clients Our client base is institutional and stable % of AUM Our client base is global % of AUM Our client base is diversified % of management fees No single client contributes more than 5% of our management fees Government/ Sovereign Corporation Retail / Non- Institutional Other Financial Institutions 57% 13% 8% 6% 4% 9% 61% 23% 10% 6% Americas APAC EMEA Rest of world 21% 14% 65%Other Top 1-10 Top 11-20 Pensions $73B of AUM across over 500 institutional clients30 13yrs Average relationship of our 25 largest clients by AUM 88% of 25 largest clients by AUM have expanded investment relationship in the last 3 years 3% Insurance

$16.2 $20.2 Q3 2021 Q3 2022 ESG and Impact Investments AUM ($bn) 11, 31. See Notes towards the end of the document. 25% Diverse Managers Regionally Targeted / Inclusive Clean Energy Labor Impact Other ESG and Impact $12.6 billion $2.3 billion $1.9 billion $1.2 billion $6.2 billion ESG and Impact Remains a Core Driver of AUM Growth11 22 ESG and Impact AUM by Strategy31

Illustrative Client Economic Value Proposition: Absolute Return Strategies

Example: $300M Fee Paying; $300M Non-Fee Paying. Assuming 0% gross return.

- GCM Grosvenor offers large Absolute Return Strategies clients a 'hybrid model' through which the firm provides advisory services for a non-fee paying client directed portfolio alongside the client's GCM managed fee-paying portfolio
- Under this structure, the client benefits from GCM Grosvenor's fee savings derived as a consequence of our size and scale
- This structure results in a highly advantageous constructive fee

	Fee Paying[32] *$300 million*	**Non-Fee Paying** *$300 million*
Management fee at the GCM Grosvenor portfolio level	*60 bps*	*0 bps*
Fee savings at the underlying fund level	*(50 bps)*[33]	*(50 bps)*[33]
GCM Grosvenor management fee, net of fee savings	*10 bps*	*(50 bps)*

GCM Grosvenor achieves fee savings in portfolios we both manage and advise.

Constructive GCM Grosvenor management fee[34]	*30 bps*
Less fee savings	*(50 bps)*
Constructive GCM Grosvenor management fee, net of fee savings	*(20 bps)*

32. This hypothetical portfolio has an annual performance fee component of 5% over a hurdle (capped at 5%) of 90-day U.S. T-Bill plus 2%.
33. Fee savings is shown for illustrative purposes only, and is not intended to imply that any GCM Grosvenor portfolio will achieve such savings over any period. Fee savings varies by GCM Grosvenor portfolio and our calculation of fee savings is subject to a number of assumptions. Fee savings may be greater at higher rates of return for certain portfolios.
34. Reflects the weighted-average GCM Grosvenor portfolio-level management fee across the fee-paying and non-fee-paying portions reflected above, assuming a 50/50 AUM split between the two. In practice many large institutional clients have greater than 50% of their absolute return programs being managed on a direct basis and consequently the value of a relationship with GCM Grosvenor is greater.

GCM GROSVENOR
23

24 Illustrative Client Economic Value Proposition: Private Markets Example: $1.0Bn Program – Direct Primary Program vs. GCM Grosvenor Primary + Co-Investment Program Direct Primary Only Program $1.0 billion Management fee at the underlying fund level 200 bps Management fee at the GCM Grosvenor portfolio level N/A Total Management Fees 200 bps Carried interest at the underlying fund level 20% Carried interest at the GCM Grosvenor portfolio level 0% Total Carried Interest 20% 200 bps N/A 20% 0% GCM Grosvenor Managed Primaries Program $650 million GCM Grosvenor Managed Co- Investment Program $350 million 0 bps 100 bps 0% 10% 165 bps ~16.5% vs.

Supplemental Information

26 $000 Dec 31, 2021 Sep 30, 2022 Assets Cash and cash equivalents $ 96,185 $ 101,575 Management fees receivable 21,693 17,249 Incentive fees receivable 91,601 27,219 Due from related parties 11,777 11,927 Investments 226,345 223,969 Premises and equipment, net 5,411 5,589 Lease right-of-use assets — 12,146 Intangible assets, net 6,256 4,519 Goodwill 28,959 28,959 Deferred tax assets, net 68,542 61,806 Other assets 24,855 54,096 Total assets 581,624 549,054 Liabilities and Equity (Deficit) Accrued compensation and benefits 98,132 68,494 Employee related obligations 30,397 31,271 Debt 390,516 388,348 Payable to related parties pursuant to the tax receivable agreement 59,366 59,313 Lease liabilities — 15,615 Warrant liabilities 30,981 10,540 Accrued expenses and other liabilities 28,033 22,440 Total liabilities 637,425 596,021 Commitments and contingencies Preferred stock, $0.0001 par value, 100,000,000 shares authorized, none issued — — Class A common stock, $0.0001 par value, 700,000,000 authorized; 43,964,090 and 42,534,524 issued and outstanding as of December 31, 2021 and September 30, 2022, respectively 4 4 Class B common stock, $0.0001 par value, 500,000,000 authorized, none issued — — Class C common stock, $0.0001 par value, 300,000,000 authorized; 144,235,246 issued and outstanding as of December 31, 2021 and September 30, 2022 14 14 Additional paid-in capital 1,501 — Accumulated other comprehensive income (loss) (1,007) 4,982 Retained earnings (26,222) (23,909) Total GCM Grosvenor Inc. deficit (25,710) (18,909) Noncontrolling interests in subsidiaries 96,687 81,835 Noncontrolling interests in GCMH (126,778) (109,893) Total deficit (55,801) (46,967) Total liabilities and equity (deficit) $ 581,624 $ 549,054 GAAP Balance Sheets

27 Three Months Ended Nine Months Ended $000 Sep 30, 2021 Jun 30, 2022 Sep 30, 2022 Sep 30, 2021 Sep 30, 2022 Components of GAAP Employee Compensation and Benefits Cash-based employee compensation and benefits, net35 $ 39,200 $ 40,520 $ 39,412 $ 120,647 $ 120,795 Cash-based incentive fee related compensation 3,380 1,219 7,367 6,081 10,180 Carried interest compensation, net36 17,022 6,092 25,468 42,492 37,751 Partnership interest-based compensation 6,029 7,027 7,329 20,958 21,471 Equity-based compensation 5,878 5,604 5,706 38,518 21,191 Severance 592 268 421 1,982 1,202 Other non-cash compensation 1,080 752 321 2,704 1,157 Non-cash carried interest compensation (314) (53) 478 (1,328) 89 GAAP employee compensation and benefits $ 72,867 $ 61,429 $ 86,502 $ 232,054 $ 213,836 35-36. See Notes towards the end of the document. Components of GAAP Expenses

28 Three Months Ended Nine Months Ended $000 Sep 30, 2021 Jun 30, 2022 Sep 30, 2022 Sep 30, 2021 Sep 30, 2022 Net Incentive Fees Attributable to GCM Grosvenor Incentive fees: Performance fees $ 316 $ 317 $ 1,006 $ 9,320 $ 2,324 Carried interest 28,862 10,188 44,461 70,299 65,640 Total Incentive Fees $ 29,178 $ 10,505 $ 45,467 $ 79,619 $ 67,964 Less incentive fees contractually owed to others: Cash carried interest compensation (16,708) (6,039) (25,946) (41,164) (37,840) Non-cash carried interest compensation (314) (53) 478 (1,328) 89 Carried interest attributable to redeemable noncontrolling interest holder — — — (8,059) — Carried interest attributable to other noncontrolling interest holders, net (3,187) (1,706) (3,627) (10,119) (7,148) Firm share of incentive fees8 8,969 2,707 16,372 18,949 23,065 Less: Cash-based incentive fee related compensation (3,380) (1,219) (7,367) (6,081) (10,180) Net incentive fees attributable to GCM Grosvenor $ 5,589 $ 1,488 $ 9,005 $ 12,868 $ 12,885 % of Firm Share of Incentive Fees 62% 55% 55% 68% 56 % Reconciliation to Non-GAAP Metrics 8. See Notes towards the end of the document.

Reconciliation to Non-GAAP Metrics

$000		Three Months Ended				Nine Months Ended	
		Sep 30, 2021	Jun 30, 2022	Sep 30, 2022		Sep 30, 2021	Sep 30, 2022
Adjusted Pre-Tax Income & Adjusted Net Income							
Net income attributable to GCM Grosvenor Inc.	$	**4,056**	$ **7,605**	$ **3,099**	$	**7,259**	$ **15,430**
Plus:							
Net income attributable to noncontrolling interests in GCMH		8,508	22,230	9,347		7,020	45,246
Provision for income taxes		2,450	2,011	2,789		3,991	7,133
Change in fair value of derivatives		—	—	—		(1,934)	—
Change in fair value of warrant liabilities		9,550	(19,640)	3,790		2,231	(17,872)
Amortization expense		583	579	579		1,749	1,737
Severance		592	268	421		1,982	1,202
Transaction expenses[37]		744	1,625	346		7,227	2,050
Loss on extinguishment of debt		—	—	—		675	—
Changes in tax receivable agreement liability and other		(1,097)	—	168		(815)	295
Partnership interest-based compensation		6,029	7,027	7,329		20,958	21,471
Equity-based compensation		5,878	5,604	5,706		38,518	21,191
Other non-cash compensation		1,080	752	321		2,704	1,157
Less:							
Unrealized investment (income) loss, net of noncontrolling interests		(6,278)	1,241	815		(7,507)	(3,208)
Non-cash carried interest compensation		(314)	(53)	478		(1,328)	89
Adjusted Pre-Tax Income		**31,781**	**29,249**	**35,188**		**82,730**	**95,921**
Less:							
Adjusted income taxes[27]		(7,945)	(7,166)	(8,621)		(20,682)	(23,501)
Adjusted Net Income	$	**23,836**	$ **22,083**	$ **26,567**	$	**62,048**	$ **72,420**

27, 37. See Notes towards the end of the document.

GCM GROSVENOR

29

30 Three Months Ended Nine Months Ended $000 Sep 30, 2021 Jun 30, 2022 Sep 30, 2022 Sep 30, 2021 Sep 30, 2022 Adjusted EBITDA Adjusted Net Income $ 23,836 $ 22,083 $ 26,567 $ 62,048 $ 72,420 Plus: Adjusted income taxes27 7,945 7,166 8,621 20,682 23,501 Depreciation expense 408 395 382 1,288 1,176 Interest expense 5,432 5,591 5,797 14,486 16,672 Adjusted EBITDA $ 37,621 $ 35,235 $ 41,367 $ 98,504 $ 113,769 Fee-Related Earnings Adjusted EBITDA 37,621 35,235 41,367 98,504 113,769 Less: Incentive fees (29,178) (10,505) (45,467) (79,619) (67,964) Depreciation expense (408) (395) (382) (1,288) (1,176) Other non-operating income (25) — (87) (100) (88) Realized investment income, net of amount attributable to noncontrolling interests in subsidiaries26 (629) (793) (526) (629) (3,983) Plus: Incentive fee-related compensation 20,402 7,311 32,835 48,573 47,931 Carried interest attributable to redeemable noncontrolling interest holder — — — 8,059 — Carried interest attributable to other noncontrolling interest holders, net 3,187 1,706 3,627 10,119 7,148 Fee-Related Earnings $ 30,970 $ 32,559 $ 31,367 $ 83,619 $ 95,637 26-27. See Notes towards the end of the document. Reconciliation to Non-GAAP Metrics

31 Three Months Ended Nine Months Ended $000, except per share amounts and where otherwise noted Sep 30, 2021 June 30, 2022 Sep 30, 2022 Sep 30, 2021 Sep 30, 2022 Adjusted Net Income Per Share Adjusted Net Income $ 23,836 $ 22,083 $ 26,567 $ 62,048 $ 72,420 Weighted-average shares of Class A common stock outstanding - basic (in millions) 44.4 45.1 43.5 43.7 44.4 Exercise of private warrants - incremental shares under the treasury stock method (in millions) — — — 0.1 — Exercise of public warrants - incremental shares under the treasury stock method (in millions) — — — — — Exchange of partnership units (in millions) 144.2 144.2 144.2 144.2 144.2 Assumed vesting of RSUs - incremental shares under the treasury stock method (in millions) 0.3 — 0.1 0.1 0.3 Weighted-average shares of Class A common stock outstanding - diluted (in millions) 188.9 189.4 187.9 188.1 189.0 Effective dilutive warrants, if antidilutive for GAAP (in millions) — — — 0.9 — Effective RSUs, if antidilutive for GAAP (in millions) — — — — — Adjusted shares - diluted (in millions) 188.9 189.4 187.9 189.1 189.0 Adjusted Net Income Per Share - diluted $ 0.13 $ 0.12 $ 0.14 $ 0.33 $ 0.38 Note: Amounts may not foot due to rounding. Reconciliation to Adjusted Net Income Per Share

32 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee-Paying AUM Beginning of Period (July 1, 2022) $ 34,773 $ 22,679 $ 57,452 $ 6,669 $ 71,204 Contributions from CNYFPAUM 956 17 973 Contributions from New Capital Raised 18 173 191 Withdrawals (58) (580) (638) Distributions (206) — (206) Change in Market Value 54 326 380 Foreign Exchange and Other (49) (52) (101) End of Period Balance (September 30, 2022) $ 35,488 $ 22,563 $ 58,051 $ 8,042 $ 72,602 % Change 2% -1% 1% 21% 2 % Three Months Ended September 30, 2022 Quarterly Change in FPAUM and AUM Nine Months Ended September 30, 2022 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee-Paying AUM Beginning of Period (January 1, 2022) $ 33,080 $ 25,575 $ 58,655 $ 7,683 $ 72,130 Contributions from CNYFPAUM 2,662 41 2,703 Contributions from New Capital Raised 1,180 493 1,673 Withdrawals (141) (1,537) (1,678) Distributions (987) (24) (1,011) Change in Market Value (79) (1,795) (1,874) Foreign Exchange and Other (227) (190) (417) End of Period Balance (September 30, 2022) $ 35,488 $ 22,563 $ 58,051 $ 8,042 $ 72,602 % Change 7% -12% -1% 5% 1%

Management Fee Detail[38]

$000	Three Months Ended			Nine Months Ended	
	Sep 30, 2021	Jun 30, 2022	Sep 30, 2022	Sep 30, 2021	Sep 30, 2022
Management Fees					
Private Markets					
Specialized Funds	$ 15,265	$ 19,282	$ 17,670	$ 42,662	$ 54,040
Average Fee Rate[39]	*0.75 %*	*0.79 %*	*0.78 %*	*0.74 %*	*0.78 %*
Customized Separate Accounts	28,378	31,112	31,677	83,714	92,542
Average Fee Rate	*0.49 %*	*0.48 %*	*0.48 %*	*0.49 %*	*0.48 %*
Private Markets Management Fees	**43,643**	**50,394**	**49,347**	**126,376**	**146,582**
Average Fee Rate - Private Markets[39]	*0.55 %*	*0.56 %*	*0.56 %*	*0.55 %*	*0.55 %*
Absolute Return Strategies Management Fees	**41,878**	**40,123**	**38,253**	**122,450**	**121,087**
Average Fee Rate - Absolute Return Strategies (Management Fee Only)	*0.66 %*	*0.69 %*	*0.68 %*	*0.66 %*	*0.68 %*
Average Fee Rate - Absolute Return Strategies (Actual Management Fee + Run Rate Performance Fee at End of Period)[40]	*0.82 %*	*0.81 %*	*0.79 %*	*0.82 %*	*0.79 %*

38. Excludes fund reimbursement revenue of $2.3 million, $2.3 million and $3.1 million for the three months ended September 30, 2021, June 30, 2022 and September 30, 2022, respectively, and $7.2 million and $8.0 million for the nine months ended September 30, 2021 and September 30, 2022, respectively.
39. Average fee rate excludes effect of catch-up management fees.
40. The run rate on annual performance fees reflects potential annual performance fees generated by performance fee-eligible AUM at a 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies. The metric is calculated as the actual management fees during the period, plus the run rate performance fee from the end of the period, divided by the average fee-paying AUM over the period.

GCM GROSVENOR
33

Private Markets Strategies Performance Metrics

Realized and Partially Realized Investments ($ billion)

Strategy		Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity									
Primary Fund Investments[41]	$	12,455 $	13,564 $	22,449 $	2,764	1.86	14.1 %	10.4 %	S&P 500
Secondaries Investments[42]		415	387	457	150	1.57	17.5 %	11.9 %	S&P 500
Co-Investments/Direct Investments[43]		3,080	2,934	4,893	833	1.95	21.8 %	16.3 %	S&P 500
Infrastructure[44]		2,568	2,510	3,374	899	1.70	12.6 %	6.5 %	MSCI World Infrastructure
Real Estate[45]		596	616	888	76	1.57	20.3 %	11.2 %	FNERTR Index
ESG and Impact Strategies									
Diverse Managers[46]		2,110	2,240	3,281	1,287	2.04	24.3 %	15.0 %	S&P 500
Labor Impact Investments		N/A	N/A	N/A	N/A	N/A	N/A	N/A	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through June 30, 2022. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

41-46. See Notes towards the end of the document.

GCM GROSVENOR
34

Private Markets Strategies Performance Metrics

All Investments ($ billion)

Strategy	Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity								
Primary Fund Investments[41]	$ 23,210	$ 21,177	$ 25,768	$ 9,562	1.67	13.1 %	10.5 %	S&P 500
Secondary Investments[42]	1,374	1,252	751	1,181	1.54	19.9 %	9.8 %	S&P 500
Co-Investments/Direct Investments[43]	7,109	6,631	5,170	6,039	1.69	19.6 %	13.1 %	S&P 500
Infrastructure[44]	8,407	6,719	4,272	4,807	1.35	9.8 %	5.8 %	MSCI World Infrastructure
Real Estate[45]	3,433	2,431	1,402	1,613	1.24	12.3 %	7.1 %	FNERTR Index
Multi-Asset Class Programs	2,974	2,903	1,557	2,394	1.36	23.1 %	N/A	N/A
ESG and Impact Strategies								
Diverse Managers[46]	9,379	7,401	4,594	7,583	1.65	20.5 %	11.4 %	S&P 500
Labor Impact Investments	717	643	21	821	1.31	24.0 %	2.2 %	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through June 30, 2022. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

41-46. See Notes towards the end of the document.

GCM GROSVENOR

35

36 Annualized Returns Periods Ended Sept 30, 2022 Assets Under Management as of Sept 30, 2022 (Bn) Three Months Ended Sept 30, 2022 Year to Date One Year Three Year Five Year Since Inception Gross Net Gross Net Gross Net Gross Net Gross Net Gross Net Absolute Return Strategies (Overall) $ 23.5 1.4% 1.2% (7.3) % (7.7) % (6.9) % (7.5) % 5.1% 4.4% 4.2% 3.5% 6.7% 5.7 % GCMLP Diversified Multi-Strategy Composite $ 11.8 1.9% 1.7% (6.9) % (7.3) % (6.5) % (7.2) % 5.9% 5.1% 4.6% 3.8% 7.7% 6.4 % Note: Absolute Return Strategies (Overall) is since 1996. GCMLP Diversified Multi-Strategy Composite is since 1993. Absolute Return Strategies Performance

Notes

1. Excludes fund reimbursement revenue of $3.1 million and $8.0 million for the three and nine months ended September 30, 2022, respectively.

2. Excludes fund reimbursement revenue for private markets of $0.8 million and $2.7 million for the three and nine months ended September 30, 2022, respectively.

3. Excludes fund reimbursement revenue for absolute return strategies of $2.3 million and $5.3 million for the three and nine months ended September 30, 2022, respectively.

4. Reflects a corporate and blended statutory effective tax rate of 24.5% applied to Adjusted Pre-Tax Income for the three and nine months ended September 30, 2022 and of 25.0% for the three and nine months ended September 30, 2021.

8. Firm share represents net of contractual obligations but before discretionary cash-based incentive compensation.

9. Represents consolidated view, including all NCI and compensation related awards.

10. Run-Rate Annual Performance Fees reflect the potential annual performance fees generated by performance fee-eligible AUM before any loss carryforwards, if applicable, at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, and before cash-based incentive fee related compensation.

11. AUM related to certain ESG and Impact investments includes mark-to-market changes for funds that charge management fees based on commitments. Such increases in AUM do not increase FPAUM or revenue. The data regarding ESG themes presented above and otherwise contained herein is based on the assessment of each such investment by GCM Grosvenor investment team members. The relevant investments are placed into categories that are generally consistent with the categories presented in the UN PRI Impact Investing Market Map. Primary fund assessments are based on whether a significant part of the expected strategy of the primary fund falls into an ESG category. Co-investment categorizations are based either on categories represented by the co-investment sponsor or the underlying portfolio company. Diverse Manager investments include investments managed by or sponsored by a diverse manager, based on GCM Grosvenor's definition of a diverse manager, which is determined by thresholds of manager economic ownership by diverse parties (race, gender, sexual orientation, veterans, disabled persons). There is significant subjectivity in placing an investment in a particular category, and conventions and methodologies used by GCM Grosvenor in categorizing investments and calculating the data presented may differ from those used by other investment managers. Additional information regarding these conventions and methodologies is available upon request.

12. Based on 25 largest clients by AUM as of September 30, 2022.

13. Based on 50 largest clients by AUM as of September 30, 2022.

14. For Private Markets customized separate accounts from January 1, 2018 through September 30, 2022.

15. AUM as of September 30, 2022; LTM Fundraising through September 30, 2022.

21. Adjusted EBITDA and Adjusted Net Income per share are non-GAAP financial measures. See Appendix for the reconciliations of our non-GAAP financial measures to the most comparable GAAP metric.

23. Excludes severance expenses of $0.6 million and $0.4 million for the three months ended September 30, 2021 and September 30, 2022, respectively, and $2.0 million and $1.2 million for the nine months ended September 30, 2021 and September 30, 2022, respectively.

24. General, administrative and other, net is comprised of the following:

	Three Months Ended		Nine Months Ended	
$000	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021	Sep 30, 2022
Components of general, administrative and other, net				
General, administrative and other	(20,131)	(21,982)	(66,314)	(66,333)
Plus:				
Transaction expenses	744	346	7,227	2,050
Fund reimbursement revenue	2,275	3,115	7,189	7,986
Amortization expense	583	579	1,749	1,737
Non-core items	77	89	226	240
Total general, administrative and other, net	**(16,452)**	**(17,853)**	**(49,923)**	**(54,320)**

GCM GROSVENOR

37

38 Notes (continued) 25. Excludes the impact of non-cash carried interest expense of $0.3 million and $(0.5) million for the three months ended September 30, 2021 and September 30, 2022, respectively, and $1.3 million and $(0.1) million for the nine months ended September 30, 2021 and September 30, 2022, respectively. 26. Investment income or loss is generally realized when the Company redeems all or a portion of its investment or when the Company receives or is due cash, such as a from dividends or distributions. Amounts were de minimis for periods prior to the Mosaic repurchase on July 2, 2021. 27. Represents corporate income taxes at a blended statutory rate of 24.5% and 25.0% applied to Adjusted Pre-Tax Income for the periods presented in 2022 and 2021, respectively. The 24.5% and 25.0% are based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 3.5% and 4.0%, respectively. 28. Employee data as of October 1, 2022. Individuals with dual responsibilities are counted only once. 29. AUM as of September 30, 2022 31. Some investments are counted in more than one ESG category. 35. Excludes severance expenses of $0.6 million, $0.3 million and $0.4 million for the three months ended September 30, 2021, June 30, 2022 and September 30, 2022, respectively, and $2.0 million and $1.2 million for the nine months ended September 30, 2021 and September 30, 2022, respectively. 36. Excludes the impact of non-cash carried interest expense of $0.3 million, $0.1 million and $(0.5) million for the three months ended September 30, 2021, June 30, 2022 and and September 30, 2022, respectively, and $1.3 million and $(0.1) million for the nine months ended September 30, 2021 and September 30, 2022, respectively. 37. Represents 2021 expenses related to a debt offering, other contemplated corporate transactions, and other public company transition expenses and 2022 expenses related to contemplated corporate transactions. 41. Reflects primary fund investments since 2000. Excludes certain private markets credit fund investments outside of private equity programs. 42. GCM Grosvenor established a dedicated private equity secondaries vertical in September 2014. Track record reflects all secondaries investments since the new vertical was formed. 43. GCM Grosvenor established a dedicated Private Equity Co-Investment Sub-Committee and adopted a more targeted, active co-investment strategy in December 2008. Track record reflects co- investments/direct investments made since 2009. 44. Reflects infrastructure investments since 2006. Infrastructure investments exclude labor impact investments. 45. Reflects real estate investments since 2010. In 2010, GCM Grosvenor established a dedicated Real Estate team and adopted a more targeted, active real estate strategy. 46. Since 2007.

39 Adjusted Net Income is a non-GAAP measure that we present on a pre-tax and after-tax basis to evaluate our profitability. Adjusted Pre-Tax Income represents net income attributable to GCM Grosvenor Inc. including (a) net income (loss) attributable to GCMH, excluding (b) provision (benefit) for income taxes, (c) changes in fair value of derivatives and warrant liabilities, (d) amortization expense, (e) partnership interest-based and non-cash compensation, (f) equity-based compensation, (g) unrealized investment income, (h) changes in tax receivable agreement liability and (i) certain other items that we believe are not indicative of our core performance, including charges related to corporate transactions and employee severance. Adjusted Net Income represents corporate income taxes at a blended statutory rate of 24.5% applied to Adjusted Pre-Tax Income for the three and nine months ended September 30, 2022 and 25.0% for the three and nine months ended September 30, 2021. The 24.5% and 25.0% are based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 3.5% and 4.0%, respectively. Adjusted Net Income Per Share is a non-GAAP measure that is calculated by dividing Adjusted Net Income by adjusted shares outstanding. Adjusted shares outstanding assumes the hypothetical full exchange of limited partnership interests in GCMH into Class A common stock of GCM Grosvenor Inc., the dilution from outstanding warrants for Class A common stock of GCM Grosvenor Inc. and the dilution from outstanding equity-based compensation. We believe adjusted net income per share is useful to investors because it enables them to better evaluate per-share performance across reporting periods. Adjusted EBITDA is a non-GAAP measure which represents Adjusted Net Income excluding (a) adjusted income taxes, (b) depreciation and amortization expense and (c) interest expense on our outstanding debt. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of our total operating revenues, net of fund expense reimbursements. We believe Adjusted Pre-Tax Income, Adjusted Net Income and Adjusted EBITDA are useful to investors because they provide additional insight into the operating profitability of our core business across reporting periods. These measures (1) present a view of the economics of the underlying business as if GCMH Equityholders converted their interests to shares of Class A common stock and (2) adjust for certain non-cash and other activity in order to provide more comparable results of the core business across reporting periods. These measures are used by management in budgeting, forecasting and evaluating operating results. Fee-Related Revenue ("FRR") is a non-GAAP measure used to highlight revenues from recurring management fees and administrative fees. FRR represents total operating revenues less (a) incentive fees and (b) fund reimbursement revenue. We believe FRR is useful to investors because it provides additional insight into our relatively stable management fee base separate from incentive fee revenues, which tend to have greater variability. Fee-Related Earnings (“FRE”) is a non-GAAP measure used to highlight earnings from recurring management fees and administrative fees. FRE represents Adjusted EBITDA further adjusted to exclude (a) incentive fees and related compensation and (b) other non-operating income, and to include depreciation expense. We believe FRE is useful to investors because it provides additional insights into the management fee driven operating profitability of our business. FRE Margin represents FRE as a percentage of our management fee and other operating revenue, net of fund expense reimbursements. Adjusted Revenue represents total operating revenues excluding reimbursement of expenses paid on behalf of GCM Funds and affiliates. Net Incentive Fees Attributable to GCM Grosvenor is a non-GAAP measure used to highlight fees earned from incentive fees that are attributable to GCM Grosvenor. Net incentive fees represent incentive fees excluding (a) incentive fees contractually owed to others and (b) cash-based incentive fee related compensation. Net incentive fees provide investors useful information regarding the amount that such fees contribute to the Company’s earnings and are used by management in making compensation and capital allocation decisions. Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators

40 Fee-Paying Assets Under Management (“FPAUM” or “Fee-Paying AUM") is a key performance indicator we use to measure the assets from which we earn management fees. Our FPAUM comprises the assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the vast majority of our discretionary AUM accounts. The FPAUM for our private market strategies typically represents committed, invested or scheduled capital during the investment period and invested capital following the expiration or termination of the investment period. Substantially all of our private markets strategies funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Our FPAUM for our absolute return strategy is based on net asset value. Our calculations of FPAUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of FPAUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Contracted, Not Yet Fee-Paying AUM (“CNYFPAUM”) represents limited partner commitments which are expected to be invested and begin charging fees over the ensuing five years. Certain limited partner commitments can change at the discretion of the limited partner. Limited partner commitments that are expected to be invested or begin charging fees after five years from the date hereof are not included in CNYFPAUM. New Capital Raised is new limited partner commitments where fees are charged immediately at the initial commitment date. Assets Under Management (“AUM”) reflects the sum of (a) FPAUM, (b) CNYFPAUM and (c) other mark-to-market, insider capital and non-fee-paying assets under management. GCM Grosvenor refers to the combined accounts of (a) Grosvenor Capital Management Holdings, LLLP ("LLLP" or "GCMH"), an Delaware limited liability limited partnership, and its consolidated subsidiaries and (b) GCM, L.L.C., a Delaware limited liability company. Transaction refers to the business combination announced August 3, 2020 and completed on November 17, 2020 through which CFAC merged with and into GCM Grosvenor Inc., ceasing the separate corporate existence of CFAC with GCM Grosvenor Inc. becoming the surviving corporation. Following the business combination, the financial statements of GCM Grosvenor Inc. will represent a continuation of the financial statements of GCM Grosvenor with the transaction being treated as the equivalent of GCM Grosvenor issuing stock for the net assets of GCM Grosvenor, Inc., accompanied by a recapitalization. CF Finance Acquisition Corp. (“CFAC”) (NASDAQ: CFFA) was a special purpose acquisition company sponsored by Cantor Fitzgerald, a leading global financial services firm. GCM Grosvenor Inc. was incorporated in Delaware as a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP, formed for the purpose of completing the Transaction. Pursuant to the Transaction, Grosvenor Capital Management Holdings, LLLP cancelled its shares in GCM Grosvenor Inc. no longer making GCM Grosvenor Inc. a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP. NM Not Meaningful Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators (continued)

41 Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected future performance of GCM Grosvenor’s business, including anticipated incremental revenue from fundraising for specialized funds, the expected future performance of GCM Grosvenor's business and the expected benefits of our share repurchase plan. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the historical performance of our funds may not be indicative of our future results; risks related to redemptions and termination of engagements; effect of the COVID-19 pandemic on our business; the variable nature of our revenues; competition in our industry; effects of domestic and foreign government regulation or compliance failures; operational risks and data security breaches; our ability to deal appropriately with conflicts of interest; market, geopolitical and economic conditions; identification and availability of suitable investment opportunities; risks relating to our internal control over financial reporting; and risks related to our ability to grow AUM and the performance of our investments. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Annual Report on Form 10-K filed by GCM Grosvenor on February 25, 2022 and its other filings from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GCM Grosvenor assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation are not GAAP measures of GCM Grosvenor’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included elsewhere in this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. This presentation includes certain projections of non-GAAP financial measures including fee-related earnings. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, GCM Grosvenor is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non GAAP financial measures is included. Disclaimer